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                                                                 EXHIBIT 10(1-4)

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 5, 1996 (the "Amendment"), among KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (the "Borrower"); THE TORONTO-DOMINION BANK, acting through its Houston Agency, as the issuer of certain letters of credit (in such capacity, the "Facing Bank"); THE TORONTO-DOMINION BANK, GENERAL ELECTRIC CAPITAL CORPORATION, FIRST ALABAMA BANK, UNITED STATES NATIONAL BANK OF OREGON, ABN*AMRO BANK N.V., ACTING THROUGH ITS ATLANTA AGENCY, NATIONSBANK, N.A. (SOUTH) (SUCCESSOR-BY-MERGER TO NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION), and SOUTHTRUST BANK OF ALABAMA, N.A. (collectively, the "Lenders"), and TORONTO DOMINION (TEXAS), INC., as agent for the Lenders and the Facing Bank (in such capacity, the "Agent");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Facing Bank, the Agent and the Lenders are parties to that certain Credit Agreement dated June 2, 1994, as amended by that certain First Amendment to Credit Agreement dated as of October 6, 1994, that certain Second Amendment to Credit Agreement dated as of January 6, 1995, and that certain Third Amendment to Credit Agreement dated as of May 24, 1995 (as hereafter amended, supplemented and modified from time to time, the "Credit Agreement"), pursuant to which the Facing Bank, the Lenders and the Agent have established a $149,648,813 revolving loan and letter of credit facility in favor of the Borrower; and

         WHEREAS, the Borrower desires (a) to expand its rights under the Credit Agreement to purchase shares of its Capital Stock and to purchase issued and outstanding warrants and options to acquire shares of its Capital Stock,
(b) to have the right to pay cash dividends on its Capital Stock, and (c) to use proceeds from the Loans for such purposes, as more particularly set forth hereinbelow; and

         WHEREAS, the Borrower also desires to expand its right to engage in certain transactions not otherwise permitted under the terms of the Credit Agreement, including specifically its right to make Investments in its non-U.S. Subsidiaries; and

         WHEREAS, the Lenders, the Facing Bank and the Agent are willing to permit the Borrower to do so, subject to the terms, conditions and limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of these premises, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which
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are hereby acknowledged, the Agent, the Facing Bank, the Lenders and the
Borrower agree that capitalized terms herein shall have the meanings ascribed thereto in the Credit Agreement except as otherwise defined or limited herein, and further agree as follows:

         1. Amendment to Section 6.9. Section 6.9 of the Credit Agreement, Use of Proceeds, is hereby amended by deleting the second sentence in Section 6.9(a) thereof in its entirety, and by substituting the following sentence in lieu thereof:

         "In addition, the Borrower may use proceeds of Advances made under Facility A for (i) the payment of dividends and distributions on shares of the Borrower's Capital Stock, and (ii) making Purchases (as that term is defined in Section 8.7 hereof), all in accordance with and subject to the provisions of Section 8.7 hereof."

         2. Amendment to Section 8.2. Section 8.2 of the Credit Agreement, Investments, is hereby amended by deleting subsection (a) thereof in its entirety and by substituting the following language in lieu thereof:

                                  "(a)  Investments in any Wholly Owned
                 Subsidiary other than a non-U.S. Subsidiary; provided, however, that such Investments must be in Permitted Businesses as described in clause (a) of the definition of the term 'Permitted Business' herein;".

         3. Amendment to Section 8.7. Section 8.7 of the Credit Agreement, Restricted Payments and Restricted Purchases, is hereby amended by deleting said Section in its entirety, and by substituting the following language in lieu thereof as a new Section 8.7 of the Credit Agreement:

                 "Section 8.7 Restricted Payments and Restricted Purchases. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly:

                          "(a)    declare or pay any dividend on, or make any
         distribution to holders of, any outstanding shares of the Borrower's Capital Stock (other than dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire such Qualified Capital Stock), subject to the further provisions of this Section 8.7;

                          "(b)    purchase, redeem or otherwise acquire or
         retire for value, directly or indirectly, any shares of the Capital Stock of the Borrower or any Affiliate of the Borrower or options, warrants or other rights to acquire





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         such Capital Stock (in each case, for purposes of this Section, a
         'Purchase'), subject to the further provisions of this Section 8.7;

                          "(c)    make any principal payment on, or repurchase,
         redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund or maturity, any Subordinated Indebtedness; or

                          "(d)    declare or pay any dividend or distribution
         on any Capital Stock of any Subsidiary to any Person (other than the Borrower or any of its Wholly Owned Subsidiaries) or purchase, redeem or otherwise acquire or retire for value any Capital Stock of any Subsidiary held by any Person; provided, however, that a Subsidiary of the Borrower which is a permitted partnership or joint venture pursuant to Section 8.5(a) hereof may declare and make distributions to its partners or joint venturers from time to time if no Event of Default then exists and no Default or Event of Default would be caused thereby.

         Notwithstanding anything to the contrary contained in subsections (a) or (b) of this Section 8.7, the Borrower may declare and pay dividends on, or make distributions to holders of, any shares of the Borrower's Capital Stock, and make Purchases, in each case so long as (and only so long as):

                          (i) no Event of Default shall have occurred and is then continuing, and no Event of Default shall be created thereby;

                          (ii) immediately after giving effect to each Purchase, the aggregate number of shares of the Borrower's issued and outstanding Capital Stock purchased, redeemed or otherwise acquired or retired for value after December 1, 1994 pursuant to this Section 8.7 shall not exceed four million (4,000,000) shares;

                          (iii) with respect to each Purchase of outstanding Stock Options, the Borrower shall not pay any Separated Employee more than the Option Price Differential, if any, to purchase Stock Options held by such Separated Employee; and

                          (iv) immediately after giving effect to each such dividend, distribution or Purchase (as the case may be), the sum of (1) the aggregate dividends and distributions declared or paid on shares of the Borrower's Capital Stock (other than dividends or





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                 distributions payable solely in shares of its Qualified
                 Capital Stock or in options, warrants or other rights to acquire such Qualified Capital Stock) after December 1, 1994, plus (2) the aggregate gross purchase price of all Purchases after December 1, 1994, shall not exceed the lesser of (A) $35,000,000, or (B) the sum of (I) $15,000,000 plus (II) an amount equal to fifty percent (50%) of the aggregate cumulative Consolidated Net Income accrued on a cumulative basis during the period beginning on June 4, 1994, and ending on the last day of the Borrower's last fiscal quarter ending prior to the date of such dividend, distribution or Purchase (as applicable)."

         4. Amendment to Section 8.20. Section 8.20 of the Credit Agreement, Basket Indebtedness, Investments, Liens, Guaranties and Preferred Stock, is hereby amended by deleting said Section in its entirety and by substituting the following paragraph in lieu thereof:

                          "Section 8.20    Basket Indebtedness, Investments,
                 Liens, Guaranties and Preferred Stock. Notwithstanding the provisions of Sections 8.1, 8.2, 8.3, 8.6 or 8.21 hereof, so long as no Event of Default then exists and no Default would be caused thereby, the Borrower and its Subsidiaries may enter into any of the transactions otherwise prohibited by said Sections, provided that (i) the aggregate amount of all such transactions included under this Section 8.20 entered into after June 3, 1994, does not exceed $25,000,000, (ii) no more than $20,000,000 of such amount may be used for Investments not permitted under Section 8.2 hereof, and (iii) of such $20,000,000 sub-line for Investments, (A) no more than $15,000,000 may relate to Investments in any non-U.S. Subsidiary, partnership, joint venture or business, and (B) no more than $2,000,000 may relate to Investments which are not Permitted Businesses. In no event, however, shall this
                 Section 8.20 operate or be construed to permit Indebtedness or Liens in connection with any External Financing, Acquired Indebtedness, secured Pari Passu Indebtedness not incurred in the ordinary course of business or guaranties of any of the foregoing."

         5. No Other Amendment. Except for the amendments set forth or referred to above, the text of the Credit Agreement shall remain unchanged and in full force and effect. The Borrower acknowledges and expressly agrees that the Agent, the Facing Bank and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement.





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         6.      Representations and Warranties.  The Borrower hereby
represents and warrants in favor of the Agent, the Facing Bank and each Lender, as follows:

                 (a) Each representation and warranty set forth in Article 5 of the Credit Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended previously or hereby, and to the extent relating specifically to the Closing Date or otherwise inapplicable;

                 (b) The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                 (c) This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower);

                 (d) the execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the certificate of incorporation or the by-laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower is party or by which the Borrower's assets or properties are or may become bound; and

                 (e) Schedule 6(e) attached to this Amendment and incorporated herein by this reference, sets forth, as of the date hereof, (i) the aggregate number of shares of Capital Stock of the Borrower, the aggregate number of warrants for the right to acquire shares of Capital Stock of the Borrower and the aggregate number of Stock Options purchased by the Borrower since Decem-ber 1, 1994, (ii) the gross purchase price paid for each of the shares, warrants and Stock Options purchased during such period, and (iii) the aggregate gross purchase price paid by the Borrower





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for the shares, warrants and Stock Options referred to in clause (i) of this paragraph.

         7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         8. Loan Documents. Each reference in the Credit Agreement or any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby or as the same may hereafter be amended.

         9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

         10. Construction of Amendment. Each party acknowledges that it has participated in the negotiation of this Amendment, and no provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto or thereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; that the Borrower at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Amendment, and the Borrower has had the opportunity to review and analyze this Amendment for a sufficient period of time prior to the execution and delivery hereof; that all of the terms of this Amendment were negotiated at arm's-length, and that this Amendment was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others; and that the execution and delivery of this Amendment is the free and voluntary act of the Borrower and each other party hereto.





                     [THIS SPACE INTENTIONALLY LEFT BLANK]





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        IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written, to be effective as to the day and year first above written.


BORROWER:                                  KINDERCARE LEARNING CENTERS, INC.


                                           By:_____________________________
                                                   Title:
[CORPORATE SEAL]


                                           Attest:_________________________
                                                   Title:


AGENT:                                     TORONTO DOMINION (TEXAS), INC., as
                                           Agent for the Lenders


                                           By:___________________________
                                                   Title:



FACING BANK:                               THE TORONTO-DOMINION BANK, acting
                                           through its Houston Agency, as
                                           Facing Bank


                                           By:_____________________________
                                                   Title:


LENDERS:                                   THE TORONTO-DOMINION BANK


                                           By:_____________________________
                                                   Title:


                                           GENERAL ELECTRIC CAPITAL CORPORATION


                                           By:______________________________
                                                   Title:





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                                           NATIONSBANK, N.A. (SOUTH) (SUCCESSOR
                                           -BY-MERGER TO NATIONSBANK OF GEORGIA,
                                           NATIONAL ASSOCIATION)


                                           By:______________________________
                                                   Title:


                                           ABN*AMRO BANK N.V., acting through
                                           its Atlanta Agency


                                           By:______________________________
                                                   Title:


                                           FIRST ALABAMA BANK


                                           By:______________________________
                                                   Title:


                                           UNITED STATES NATIONAL BANK OF OREGON


                                           By:______________________________
                                                   Title:


                                           SOUTHTRUST BANK OF ALABAMA, N.A.


                                           By:______________________________
                                                   Title:

[Fourth Amendment to
Credit Agreement for
KinderCare Learning
Centers, Inc.]






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                                SCHEDULE 6(E) TO
                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                     FOR KINDERCARE LEARNING CENTERS, INC.


                      Purchases of Shares of Capital Stock


745,883 shares of common stock at a $13.41 average cost per common share




                             Purchases of Warrants


                                      NONE




                      Purchases of Employee Stock Options



                                      NONE





Aggregate Purchase Price for Capital Stock, warrants and Stock Options purchased by Borrower since December 1, 1994: $ 10,000,000.00